EXHIBIT NO. 10.69

                       FIFTEENTH AMENDMENT TO POSTPETITION

                                CREDIT AGREEMENT

         THIS FIFTEENTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT, dated as of January 7, 2000 (this "Amendment"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, LEVITZ REINSURANCE CORPORATION, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession and LEVITZ FURNITURE COMPANY OF MASSACHUSETTS, INC., a Massachusetts corporation (collectively, the "BORROWERS"), each Revolving Lender and Overadvance Term Lender signatories hereto (collectively, the "LENDERS") and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as collateral agent and agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997, as amended (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                            PRELIMINARY STATEMENTS:

         A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

         B. The Borrowers have requested that the Lenders and the Agent amend the Credit Agreement in certain respects.

         C. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.

                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         On the date each of the conditions set forth in SECTION 2 is satisfied by the Borrowers (the "CLOSING DATE"), the Credit Agreement is amended as follows:

         1.3 The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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         BORROWING BASE means, at any time, the sum at such time of:

             (a) the Fixed Asset Sublimit, plus

             (b) eighty-five percent (85%) of Eligible Accounts Receivable, plus

             (c) seventy-five percent (75%) of Eligible Inventory; provided that the foregoing percentage may be adjusted by the Agent in the exercise of its Permitted Discretion based upon appraisals of the Borrowers' inventory prepared from time to time at the Agent's or the Majority Lenders' direction, plus

             (d) solely for the purposes of accepting the borrowing of an Initial Overadvance, $10,000,000 (the "Initial Overadvance Amount"); provided, that, effective as of the earlier to occur of (i) ten (10) Business Days after the date on which the Overadvance Term Lender receives notice from the Agent that Excess Availability is less than $12,000,000 as contemplated under clause (i) of Article 2C or (ii) the date on which the proceeds of an Initial Overadvance are received by the Agent for the account of the Debtors, the Initial Overadvance Amount will be automatically reduced to zero (-0-); and provided further, that (I) in the event that the principal amount of any Initial Overadvance is repaid as contemplated under Article 2C, the Initial Overadvance Amount will automatically be reestablished at $10,000,000 and (ii) notwithstanding anything to the contrary contained in this Agreement or any of the other Credit Documents, (x) only the Overadvance Term Lender shall have any obligation to fund an Initial Overadvance and (y) prior to any date on which the Initial Overadvance Amount is reduced to zero pursuant to the initial proviso to this paragraph (d), the Revolving Lenders shall have no obligation whatsoever to make any Revolving Loan or other extension of credit under this Agreement to the extent that, immediately before or after giving effect to such Revolving Loan or extension of credit, Excess Availability is less than $10,000,000, plus

             (e) at any time that an Initial Overadvance is then outstanding and solely for the purposes of accepting the borrowing of a Subsequent Overadvance, $5,000,000 (the "Subsequent Overadvance Amount"); provided, that, effective as of the earlier to occur of (i) ten (10) Business Days after the date on which the Overadvance Term Lender receives notice from the Agent that Excess Availability is less than $5,000,000 as contemplated under clause (ii) of Article 2C or (ii) the date on which the proceeds of a Subsequent Overadvance are received by the Agent for the account of the Debtors, the Subsequent Overadvance Amount will be automatically reduced to zero (-0-); and provided further, that (I) in the event that the principal amount of any Subsequent Overadvance is repaid as contemplated under Article 2C, the Subsequent Overadvance Amount will automatically be reestablished at $5,000,000 and (ii) notwithstanding anything to the contrary contained in this Agreement or any of the other Credit Documents, (x) only the Overadvance Term Lender shall have any obligation to fund a Subsequent Overadvance and (y) prior to any date on which the Subsequent Overadvance Amount is reduced to zero pursuant to the initial proviso to this paragraph (e), the Revolving Lenders shall have no obligation whatsoever to make any Revolving Loan or other extension of credit under this Agreement to the extent that, immediately before or after giving effect to such Revolving Loan or extension of credit, Excess Availability is less than $5,000,000, less

             (f) the aggregate amount of the Borrowers' allowed professional fees and disbursements to which the Postpetition Obligations and the Prepetition Obligations may be subordinated pursuant to the Interim

         Financing Order and the Permanent Financing Order following a Default or an Event of Default;

         provided, that so long as the LFC Funds Administrator has delivered a current Borrowing Base Certificate to the Agent in accordance with the requirements of Section 7.2, the Agent may rely on such Borrowing Base Certificate for purposes of computing the amounts referred to in clauses (b) and (c) above.

         In addition, the Agent, in the exercise of its Permitted Discretion, may (i) establish and increase or decrease reserves against Eligible Accounts Receivable and Eligible Inventory, (ii) reduce the advance rates provided for in this definition, or restore such advance rates to any level equal to or below the advance rates in effect as of the date of this Credit Agreement, and (iii) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "Eligible Accounts Receivable" and "Eligible Inventory". The Agent will not increase the advance rates without receiving prior consent of the Majority Term Lenders and the Overadvance Term Lender.

         1.4 Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions thereto in proper alphabetical order:

             INITIAL OVERADVANCE has the meaning set forth in clause (i) of
         Article 2C hereof.

             SUBSEQUENT OVERADVANCE has the meaning set forth in clause
        (ii) of Article 2C hereof.

         1.5 Article 2C to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

             ARTICLE 2C.  OVERADVANCE TERM LOAN

                  Subject to the terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of the Borrowers set forth herein, from time to time prior to the Overadvance Maturity Date the Overadvance Term Lender will make term loans (collectively, the "Overadvance Term Loan") to the Borrowers as follows:

                         (i) at any time that a Subsequent Overadvance is not
                   outstanding, and upon receipt of notice from the Agent that Excess Availability is less than $12,000,000 (which amount shall include the amount set forth in subsection (d) in the definition of Borrowing Base), the Overadvance Term Lender will make term loans (each an "Initial Overadvance") to the Borrowers, as soon as reasonably practicable and in no event more than 10 Business Days after receiving such notice from the Agent, each in the original principal amount of $10,000,000. In no event may more than one Initial Overadvance be outstanding at any time. Notwithstanding anything to the contrary contained in Section 4.7B and
                   Section 4.11 and provided that (A) no Default or Event of Default then exists and (B) no Subsequent Overadvance shall be outstanding after giving effect thereto, Borrowers shall repay the principal amount of any Initial Overadvance in the event that Excess Availability is equal to or greater than $18,000,000 for the five (5) consecutive Business Days prior to the date of such prepayment (after giving effect to the repayment of any Subsequent Overadvance made during such five day period or which is to be made contemporaneously with the repayment of a Subsequent Overadvance); and

                         (ii) at any time that a Initial Overadvance is
                   outstanding, and upon receipt of notice from the Agent that Excess Availability is less than $5,000,000 (which amount shall include the amount set forth in subsection (e) in the definition of Borrowing Base), the Overadvance Term Lender will make term loans (each a "Subsequent Overadvance") to the Borrowers, as soon as reasonably practicable and in no event more than 10 Business Days after receiving such notice from the Agent, each in the original principal amount of $5,000,000. In no event may more than one Subsequent Overadvance be outstanding at any time. Notwithstanding anything to the contrary contained in Section 4.7B and Section 4.11 and provided that no Default or Event of Default then exists, Borrowers shall repay the principal amount of any Subsequent Overadvance in the event that Excess Availability is equal to or greater than $12,000,000 for the five (5) consecutive Business Days prior to the date of such prepayment.

                  The proceeds of each Initial Advance and each Subsequent Advance will be immediately deposited with the Agent and, notwithstanding the provisions of Section 4.11, will be applied by the Agent to pay down the outstanding principal of the Revolving Loans on such date. The Overadvance Term Loan shall be evidenced by an Overadvance Term Note and shall be governed in all respects by the terms of this Credit Agreement and the other Credit Documents.

         1.4 Section 4.7B of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         4.7B No Permitted Prepayment of Overadvance Term Loan.

              Until payment in full of all Postpetition Obligations in respect of Revolving Loans, Term Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the provisions hereof, and except as provided in Article 2C with respect to the repayment of (i) any Initial Overadvance in the event that Excess Availability is equal to or greater than $18,000,000 for five (5) consecutive Business Days and (ii) any Subsequent Overadvance in the event that Excess Availability is equal to or greater than $12,000,000 for five (5) consecutive Business Days, the Borrowers may not prepay or make any other payment or distribution of any kind (in cash, securities or otherwise but excluding payments of accrued and unpaid interest, fees and expenses) in respect of or in connection with the Overadvance Term Loan at any time in whole or in part and all such principal amounts otherwise distributable in respect of or in connection with the Overadvance Term Loan shall be paid to the Agent for allocation to the Postpetition Obligations in respect of Revolving Loans, Letters of Credit Obligations and Term Loans as provided herein until all such obligations are indefeasibly paid in full in cash and the Revolving Commitments are fully terminated.

         1.5 Section 5.2(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

             (d) The Borrowers will have Excess Availability of (i) if no Initial Advance is then outstanding, at least $10,000,000 after giving effect to such Revolving Loan or Letter of Credit; provided, that if an Initial Advance is funded on such day by the Overadvance Term Lender as set forth in Article 2C, then the representation and warranty set forth in this Section 5.2(d)(i) will not be applicable or (ii) if an Initial Advance is then outstanding, at least $5,000,000 after giving effect to such Revolving Loan or Letter of Credit; provided, that if a Subsequent Advance is funded on such day by the Overadvance Term Lender as set forth in Article 2C, then the representation and warranty set forth in this Section 5.2(d)(ii) will not be applicable.

         2. CONDITIONS PRECEDENT.

         This Amendment becomes effective upon satisfaction of the following conditions:

         2.1 AMENDMENT APPROVAL ORDER. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "AMENDMENT APPROVAL ORDER"), which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. Each of the Agent and the Overadvance Term Lender shall have been satisfied with the form and substance (and the timing of the notice) of the motion for the entry of the Amendment Approval Order. In addition, each of the Agent and the Overadvance Term Lender shall have been satisfied with the form and substance of the Amendment Approval Order.

         2.2 EXPENSES. The Agent shall have been reimbursed for all fees and expenses incurred by the Agent in connection with this Amendment.

         2.3 DOCUMENTS. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

             (h) FIFTEENTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders;

             (i) AMENDED AND RESTATED  OVERADVANCE TERM NOTE. For delivery to the Overadvance Term Lender, an Amended and Restated Overadvance Term Note, substantially in the form attached as ANNEX I hereto; and

             (j) OTHER. Such other documents as the Agent may reasonably request.

         3. REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment:

         3.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

         3.2 EVENTS OF DEFAULT. No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

         3.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by SECTION 2.1), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

         3.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTION 2.1), except such consents and approvals as have been obtained.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

         4.1 REFERENCES. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         4.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         5. GOVERNING LAW.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         6.       HEADINGS; COUNTERPARTS.

         Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                       LFC FUNDS ADMINISTRATOR:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its capacity as LFC Funds
                                       Administrator

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       BORROWERS:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its individual capacity
                                       and it its capacity as the LFC Funds
                                       Administrator

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE REALTY CORPORATION, a
                                       Florida corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ SHOPPING SERVICE, a Florida
                                       corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                       INC., a Colorado corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                       INC., a California corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                       INC., a Washington corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                       REALTY, INC., a Colorado corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                       REALTY, INC., a California corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                           -------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON
                                       REALTY, INC., a Washington corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       JOHN M. SMYTH COMPANY, an Illinois
                                       corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                      LEVITZ FURNITURE COMPANY OF MASSACHUSETTS,
                                      INC., a Massachusetts corporation

                                      By: /s/ MICHAEL E. MCCREERY
                                         ---------------------------------------
                                      Name: Michael E. McCreery
                                           -------------------------------------
                                      Title: SVP/Chief Financial Officer
                                            ------------------------------------

                                      AGENT:

                                      BT COMMERCIAL CORPORATION, in its capacity as Agent

                                      By: /s/ DEAN J. WHALEN
                                          --------------------------------------
                                      Name: Dean J. Whalen
                                           -------------------------------------
                                      Title: Associate
                                            ------------------------------------

                                      REVOLVING LENDERS:

                                      BT COMMERCIAL CORPORATION, a Delaware
                                      corporation in its respective capacities as Revolving Lender and Collateral Agent

                                      By: /s/ DEAN J. WHALEN
                                         ---------------------------------------
                                      Name: Dean J. Whalen
                                           -------------------------------------
                                      Title: Associate
                                            ------------------------------------

                                      FINOVA CAPITAL CORPORATION, in its
                                      capacity as Revolving Lender


                                       By: /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       HELLER FINANCIAL, INC., in its capacity
                                       as Revolving Lender

                                       By: /s/ DENNIS GRAHAM
                                          --------------------------------------
                                       Name: Dennis Graham
                                            ------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------

                                       LA SALLE NATIONAL BANK ASSOCIATION, in
                                       its capacity as Revolving Lender

                                       By: /s/ CHRISTOPHER G. CLIFFORD
                                          --------------------------------------
                                       Name: Christopher G. Clifford
                                            ------------------------------------
                                       Title: Sr. VP
                                             -----------------------------------

                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATIONN,  in its capacity as
                                        Revolving Lender

                                        By: /s/ R. L. HEINZ
                                            ------------------------------------
                                        Name: R. L. Heinz
                                             -----------------------------------
                                        Title: SVP
                                              ----------------------------------

                                        GMAC BUSINESS CREDIT L.L.C., in its
                                        capacity as Revolving Lender

                                        By: /s/ THOMAS BRENT
                                           -------------------------------------
                                        Name: Thomas Brent
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        OVERADVANCE TERM LENDER:

                                        M.D. SASS CORPORATE RESURGENCE PARTNERS,
                                        L.P.

                                        By: /s/ ROBERT T. SYMINGTON
                                           -------------------------------------
                                        Name: Robert T. Symington
                                             -----------------------------------
                                        Title: Senior Vice President
                                              ----------------------------------

                         ANNEX I TO FIFTEENTH AMENDMENT

                   AMENDED AND RESTATED OVERADVANCE TERM NOTE

                                   [Attached]

                   AMENDED AND RESTATED OVERADVANCE TERM NOTE

$15,000,000.00                                             _______________, 1999

         FOR VALUE RECEIVED, each of the undersigned, (collectively, the "Borrowers") jointly and severally promises to pay to the order of M.D. Sass Corporate Resurgence Partners, L.P. (the "Overadvance Term Lender") at [ADDRESS] in lawful money of the United States of America and in immediately available funds at [DESCRIBE ACCOUNT] of the Credit Agreement, the principal amount of fifteen MILLION DOLLARS ($15,000,000.00), or such lesser amount as may then constitute the unpaid aggregate principal amount of the Overadvance Term Loan evidenced by this Note, on the Overadvance Maturity Date or such earlier date as this Note may become due in accordance with the terms of the Credit Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

         Each of the Borrowers further agrees, on a joint and several basis, to pay to the Overadvance Term Lender (i) interest on the unpaid principal amount owing hereunder monthly in arrears on the last Business Day of each month of the Borrowers at an interest rate equal per annum equal to 16%, from the date hereof until this Note is paid in full in accordance with its terms, in like money and
(ii) a fee in the amount of $75,000 payable monthly in arrears on the last Business Day of each month of the Borrowers until this Note is paid in full in accordance with its terms.

         If any payment of this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable to the then applicable rate during such extension.

         This note is the Overadvance Term Note referred to in and executed and delivered pursuant to that certain Postpetition Credit Agreement dated as of September 5, 1997 (as the same has been modified through (and including) the fourteenth amendment thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Overadvance Term Lender, certain other financial institutions as Lenders and BT Commercial Corporation, as Agent.

         The Postpetition Obligations evidenced by this Note are secured by certain Collateral Documents. Reference is made to such Collateral Documents and the Credit Agreement for the terms and conditions governing the Collateral which secured the Postpetition Obligations. Except as provided in the Credit Agreement, no principal payment or other distribution of any kind (in cash, securities or otherwise but excluding payments of accrued and unpaid interest, fees and expenses) shall be made in respect of the Overadvance Term Loan at any time in whole or in part, and all such principal amounts otherwise distributable in respect of or in connection with the Overadvance Term Loan shall be paid to the Agent for allocation to the Postpetition Obligations in respect of Revolving Loans, Letters of Credit Obligations and Term Loans as provided herein, until all such Postpetition Obligations owing are indefeasibly paid in full in cash and the Revolving Commitments are fully terminated. In addition, as provided in the Credit Agreement and except as set forth in the Credit Agreement, the Overadvance Term Lender shall be bound by all modifications, extensions of maturity, waivers and amendments to the Credit Agreement executed by the Agent, Lenders, Majority Lenders and/or Majority Term Lenders (as applicable) and that none of the same shall require advance notice to, or the consent of, any Overadvance Term Lender.

         Borrowers promise to pay all reasonable costs and expenses, including reasonable attorneys fees incurred in the collection and enforcement of this Note. Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time to or after the maturity hereof, without notice.

         Each Borrower (and each endorser, guarantor or surety hereof) hereby waives presentment, demand, protest and notice of any kind. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by such Borrower's duly authorized officer as of the date first set forth above.

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                                       By:
                                       -----------------------------------------
                                       Name:   Michael E. McCreery
                                       -----------------------------------------
                                       Title:  SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE REALTY CORPORATION, a
                                       Florida corporation

                                       By:
                                       -----------------------------------------
                                       Name:   Michael E. McCreery
                                       -----------------------------------------
                                       Title:  SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ SHOPPING SERVICE, INC., a Florida corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                       INC.,  a Colorado corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                       INC.,  a California corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                       INC., a Washington corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                       REALTY,  INC., a Colorado corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                       REALTY,  INC., a California corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON
                                       REALTY,  INC., a Washington corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       JOHN M. SMYTH COMPANY, an Illinois
                                       corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------

                                       LEVITZ FURNITURE COMPANY OF
                                       MASSACHUSETTS,  INC.,  a Massachusetts
                                       corporation

                                       By:
                                       -----------------------------------------
                                       Name: Michael E. McCreery
                                       -----------------------------------------
                                       Title: SVP/Chief Financial Officer
                                       -----------------------------------------